UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 17, 2022

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company    ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)	On May 16, 2022, the Board of Directors of Principal Financial Group, Inc. (the “Company”) elected H. Elizabeth Mitchell as a new director of the Company and of Principal Life Insurance Company, effective May 18,2022. There is no arrangement or understanding between Ms. Mitchell and any other person pursuant to which Ms. Mitchell was selected as a director. Ms. Mitchell has no material interest in any prior, existing or proposed transaction or series of transactions with the Company or its management.

Ms. Mitchell will serve as a member of the Audit and Finance committees of the Board of Directors.  Ms. Mitchell’s compensation as a non-employee director will be consistent with that provided to all Company non-employee directors, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 4, 2022.  Pursuant to the established compensation program for non-employee directors, Ms. Mitchell will receive a pro-rated grant of Company restricted stock units which will be determined based upon the closing price of Company stock on May 18, 2022.

A press release announcing Ms. Mitchell’s election is included herewith as Exhibit 99.

Item 5.07 Submission of Matters to a Vote of Security Holders

Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 17, 2022 (the “2022 Annual Meeting”). The matters that were voted upon at the 2022 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2022 Annual Meeting, the shareholders: elected three Class III directors each for a term expiring at the Company’s 2025 Annual Meeting(1); approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement(2); and ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2022(3).

The voting results were as follows:

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Michael T. Dan	154,397,949	11,341,669	1,384,188	19,944,691
Blair C. Pickerell	161,011,534	5,329,696	782,576	19,944,691
Clare S. Richer	164,349,106	2,018,945	755,755	19,944,691

The directors whose terms of office continued and the years their terms expire are as follows:

Class I Directors Continuing in Office Whose Term Expires in 2023

Jonathan S. Auerbach
Mary E. Beams
Jocelyn Carter-Miller Scott M. Mills Claudio Muruzabal

Class II Directors Continuing in Office Whose Term Expires in 2024

Roger C. Hochschild
Daniel J. Houston Diane C. Nordin Alfredo Rivera

		Votes For	Votes Against	Abstained	Broker Non-Votes
(2)	Advisory Vote to Approve Executive Compensation	158,693,851	7,431,800	998,155	19,944,691
(3)	Ratification of Appointment of Independent Auditors	164,886,333	21,726,009	456,155	---

Item 9.01 Financial Statements and Exhibits

99	Press Release Concerning Election of Liz Mitchell, dated May 18, 2022
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Mark Lagomarcino
Name:	Mark Lagomarcino
Title:	Senior Vice President, General Counsel and Secretary

Date:	May 18, 2022